                                                                    EXHIBIT 10.4

                              SETTLEMENT AGREEMENT

                  This Settlement Agreement ("Agreement") is made and entered into this 8th day of September, 2003, by and among Advanced Lighting Technologies, Inc. ("ADLT"), Venture Lighting International, Inc. ("Venture"), Ruud Lighting, Inc. ("RLI"), and Alan J. Ruud, Susan Ruud, Theodore O. Sokoly, Christopher A. Ruud, and Cynthia A. Johnson (collectively, the "Individual Shareholders"). The above-named persons and entities are sometimes hereinafter collectively referred to as "the Parties."

                                    RECITALS

                  1. On February 5, 2003 (the "Petition Date"), ADLT and various of its affiliates (collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors' bankruptcy cases are jointly administered in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court") under Case No. 03 B 05255 (the "Bankruptcy Case").

                  2. On May 29, 2003, RLI and the Individual Shareholders filed substantially identical Proofs of Claim against ADLT (collectively, the "ADLT Claim"), and RLI filed a Proof of Claim against Venture (the "Venture Claim").

                  3. The ADLT Claim is based in part on the Stock Redemption and Purchase Agreement (as amended, the "Purchase Agreement") by and among RLI, ADLT and the Individual Shareholders dated November 14, 2001.

                  4. In the ADLT Claim, RLI and the Individual Shareholders assert claims against ADLT relating to the Purchase Agreement and certain other matters in a total amount in excess of $5,881,368, including:

                           a. A claim for conversion, in which RLI and the Individual Shareholders contend that ADLT received and wrongfully retained $1,270,963 in payments that should have been credited to RLI's accounts.

                           b. A claim for reimbursement of expenses related to the lease of real property located in Elkhorn, Wisconsin (the "Elkhorn Property"), pursuant to which RLI and the Individual Shareholders contend that ADLT is liable to RLI and the Individual Shareholders for an amount in excess of $1.5 million.

                           c. A claim for overstated inventory and accounts receivable, in which RLI and the Individual Shareholders contend that ADLT breached certain representations and warranties in the Purchase Agreement by failing accurately to report inventory and accounts receivable of Kramer Lighting, Inc., thereby forcing RLI to write off obsolete or otherwise unsaleable inventory and uncollectable accounts receivable in excess of $2.3 million.

                           d. A claim for tax payments, pursuant to which RLI and the Individual Shareholders contend that ADLT is liable for $45,990 in taxes, interest and penalties resulting from a Michigan Single Business tax audit.

                           e. A claim for post-closing expenses, in which RLI and the Individual Shareholders contend that RLI has incurred expenses that are the responsibility of ADLT under the Purchase Agreement in the approximate amount of $714,415, and legal and accounting fees in the approximate amount of $50,000, for which ADLT agreed to indemnify RLI.

                           f. Various additional claims for breaches of representations and warranties.

                  5. In the ADLT Claim, RLI and the Individual Shareholders also assert a claim based on ADLT's possession of certain documents and records which allegedly belong to RLI, and which ADLT has allegedly refused to return, including various "month end binders" and computer tapes (the "Ruud Documents").

                  6. Further, in the ADLT Claim, RLI and the Individual Shareholders assert a warranty claim (the "Warranty Claim") in which they seek a sum potentially in excess of $50 million for the possible replacement of allegedly defective component parts supplied to RLI by Venture and incorporated by RLI into lighting fixtures sold to its customers. As part of the Warranty Claim, RLI and the Individual Shareholders also assert that they may have additional claims against ADLT and Venture relating to allegedly defective component parts supplied by Venture, including, but not limited to, tort claims for personal injury or property damage.

                  7. In the Venture Claim, RLI asserts that it is owed $43,510.83 by Venture for an unpaid invoice, and that Venture is also liable to RLI for losses under the Contingent Warranty Claim.

                  8. ADLT and Venture assert that they have claims against RLI and the Individual Shareholders relating to the Purchase Agreement and otherwise, including, but not limited to, the right of ADLT to receive payments pursuant to the following promissory notes: (a) Subordinated Promissory Note, dated December 12, 2001, in the amount of $3,000,000 (plus interest), made by RLI payable to ADLT; (b) Callable Promissory Note, dated December 12, 2001, in the amount of $1,503,000 (plus interest), made by Alan J. Ruud payable to ADLT;
(c) Callable Promissory Note, dated December 12, 2001, in the amount of $897,000 (plus interest), made by Christopher A. Ruud payable to ADLT; (d) Callable Promissory Note, dated December 12, 2001, in the amount of $300,000 (plus interest), made by Theodore O. Sokoly payable to ADLT; and (e) Callable Promissory Note, dated December 12, 2001, in the amount of $300,000 (plus interest), made by Cynthia A. Johnson payable to ADLT (collectively, the "Old Ruud Notes").

                  9. On June 16, 2003, the Debtors filed their Objection to Proofs of Claim of Ruud Lighting, Inc.

                  10. On July 15, 2003, RLI filed the Response of Ruud Lighting, Inc. to Debtors' Objection to Proofs of Claim of Ruud Lighting, Inc.

                  11. RLI, Venture and ADLT are parties to a Component Purchase Agreement entered into as of December 3, 2001, as amended as of November 18, 2002 and April 16, 2003 (the "Component Purchase Agreement"). Pursuant to paragraph 5 of the Component Purchase Agreement, RLI is entitled to receive certain cash rebates for the purchase of products from Venture. The amount and terms of the rebates are set forth in paragraph 5 of the Component Purchase Agreement. The Component Purchase Agreement, unless terminated earlier pursuant to its terms, has a term of five (5) years. The Parties desire to continue to do business pursuant to the Component Purchase Agreement.

                  12. RLI and ADLT's subsidiaries, Advanced Lighting Technologies Australia, Inc. ("ADLT Australia") and Advanced Lighting Technologies New Zealand, Ltd. ("ADLT New Zealand") are parties to a Fixture Purchase Agreement (the "Fixture Purchase Agreement") entered into as of December 3, 2001. The Parties desire to continue to do business pursuant to the Fixture Purchase Agreement.

                  13. The Parties have agreed, subject to Bankruptcy Court approval, to compromise their disputes as set forth below.

                                    AGREEMENT

                  NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is acknowledged, the Parties agree as follows:

                  1. INCORPORATION OF RECITALS. Each of the Parties represents and warrants that each of the above Recitals is true and correct to the best of such Party's knowledge, information and belief, and such Recitals are incorporated herein as part of this Agreement.

                  2. BANKRUPTCY COURT APPROVAL. The Parties expressly acknowledge that this Agreement is subject to approval by the Bankruptcy Court, and agree to use their best efforts and good faith to obtain such approval. Pursuant thereto, the Debtors promptly shall file a motion pursuant to Bankruptcy Rule 9019 requesting that the Bankruptcy Court approve this Agreement (the "Settlement Motion").

                  3. EFFECTIVE DATE. The "Effective Date" of this Agreement shall be the eleventh (11th) day after the Bankruptcy Court enters a final, non-appealable order granting the Settlement Motion and authorizing ADLT and Venture to enter into this Agreement.

                  4. REPLACEMENT OF OLD RUUD NOTES. The Old Ruud Notes shall be replaced by new promissory notes in the aggregate, principal amount of $3 million due on December 1, 2006 (the "New Ruud Notes"). The New Ruud Notes will be in the forms attached to this Agreement as Exhibits A-D, which are incorporated herein by reference. Each of the New Ruud Notes will begin to accrue interest as of the date of this Agreement. On the Effective Date, ADLT will deliver to RLI and the Individual Shareholders the original Old Ruud Notes stamped "cancelled," and the Individual Shareholders will deliver to ADLT the duly executed original New Ruud Notes.

                  5. ACKNOWLEDGEMENT OF SUBORDINATION. The parties acknowledge that the Old Ruud Notes are subject to certain Subordination Agreements pursuant to which ADLT subordinated the payment of the Old Ruud Notes to the payment of all Superior Debt (as defined in such Subordination Agreements). The parties also agree and acknowledge that the New Ruud Notes will be subordinate to the Superior Debt in accordance with the terms of the Subordination Agreements.

                  6. APPLICATION OF REBATES TO NEW RUUD NOTES. Any rebates creditable to RLI under paragraph 5 of the Component Purchase Agreement will be applied to prepay amounts due on the New Ruud Notes, copies of which are attached hereto as Exhibits A-D, on a pro rata basis, said rebates to be applied first to accrued interest, and then to principal.

                  7. DIVISION OF SUBLEASE PROCEEDS. Fifty per cent (50%) of all rent payments received by RLI pursuant to any sublease of the Elkhorn Property shall be paid to ADLT. RLI shall make such sublease payments to ADLT within three (3) days of the receipt of such payments. ADLT will not have any obligations to RLI with respect to the Elkhorn Property and any obligations by ADLT to RLI concerning the Elkhorn Property under the Purchase Agreement or otherwise are waived and released in their entirety.

                  8. ASSUMPTION OF AGREEMENTS. Venture and ADLT shall each assume the Component Purchase Agreement pursuant to section 365 of the Bankruptcy Code and shall be bound by its terms and provisions, subject to and as modified by Section 11 hereof. The Settlement Motion shall request Bankruptcy Court Approval of such assumptions pursuant to Bankruptcy Rule 6006.

                  9. DELIVERY OF RUUD DOCUMENTS. ADLT shall, no later than 15 days following the Effective Date, deliver to RLI the Ruud Documents. In the event that ADLT needs future access to the Ruud Documents, RLI will permit ADLT to make copies of the Ruud Documents at ADLT's expense.

                  10. DISALLOWANCE OF PROOFS OF CLAIM. The order entered by the Bankruptcy Court approving the Settlement Motion and this Agreement shall disallow, with prejudice, all claims filed and asserted, or that could be filed and asserted, by RLI or the Individual Shareholders against the Debtors' estates, including, without limitation, those set forth in the ADLT Claim and the Venture Claim.

                  11. RELEASE IN FAVOR OF ADLT AND VENTURE. Except for the obligations of ADLT and Venture expressly set forth in this Agreement, RLI and the Individual Shareholders, on behalf of themselves and their current, former or future agents, parent companies, subsidiaries, affiliates, representatives, attorneys, financial consultants, advisors, trustees, beneficiaries, spouses, successors, predecessors, assigns, and any other persons acting on their behalf, release, disclaim, and discharge ADLT and Venture, and their respective parent companies, subsidiaries, affiliates, agents, representatives, attorneys, financial consultants, advisors, trustees, beneficiaries, subtrusts, officers, directors, managers, shareholders, members, employees, partners, spouses, successors, predecessors, assigns, and any other persons acting on their behalf, from any and all claims, demands, suits, rights or causes of action or damages, expenses, attorneys' fees, penalties, interest, costs, injunctive relief or any other relief available in law or equity that RLI or the Individual Shareholders have asserted, or presently could assert, against ADLT or Venture, if any, including, without limitation, the ADLT claim, the Venture claim, and any claim or potential claim arising under or relating to the Purchase Agreement. Nothing herein shall be construed as releasing ADLT and Venture from their obligations
(1) with respect to rebates for products purchased by RLI on or after March 31, 2003, pursuant to the Component Purchase Agreement, or (2) to pay for products purchased from RLI under the Fixture Purchase Agreement prior to the Effective Date. Nothing herein shall be construed as releasing Venture from its obligations to honor (1) its standard warranty as provided under paragraph 9 of the Component Purchase Agreement, as amended, for Products, as defined in the Component Purchase Agreement, that actually fail within the warranty period, or
(2) promotional end-user warranties that have been extended to RLI's customers for Products that actually fail within the promotional end-user warranty period; RLI acknowledges and agrees that the foregoing shall be its sole remedy with respect to product warranties. The parties further acknowledge and agree that the release set forth in this paragraph does not affect the rights of the Individual Shareholders as shareholders of ADLT.

                  12. RELEASE IN FAVOR OF RLI AND THE INDIVIDUAL SHAREHOLDERS. Except for the obligations of RLI and the Individual Shareholders expressly set forth in this Agreement, including, without limitation, obligations under the New Ruud Notes, ADLT and Venture, on behalf of themselves and their current, former or future agents, parent companies, subsidiaries, affiliates, representatives, attorneys, financial consultants, advisors, trustees, beneficiaries, spouses, successors, predecessors, assigns, and any other persons acting on their behalf, release, disclaim, and discharge RLI and the Individual Shareholders and their agents, representatives, attorneys, financial consultants, advisors, trustees, beneficiaries, employees, partners, spouses, successors, predecessors, assigns, and any other persons acting on their behalf, from any and all claims, demands, suits, rights or causes of action or damages, expenses, attorneys' fees, penalties, interest, costs, injunctive relief or any other relief available in law or equity, that they presently could assert against RLI or the Individual Shareholders, including, without limitation, any claim or potential claim arising under or relating to the Purchase Agreement. Nothing herein shall be construed as releasing RLI from its obligations under (1) the Fixture Purchase Agreement with respect to products purchased by ADLT Australia or ADLT New Zealand on or after the Effective Date or (2) to pay for products purchased under the Component Purchase Agreement prior to the Effective Date.

                  13. NO ADMISSION OF LIABILITY. By entering into this Agreement, each of the Parties recognizes that this Agreement is a compromise of disputed litigation and claims and that nothing in this Agreement shall be considered evidence or an admission with respect to liability or the truth of any of the allegations made in the ADLT Claim or the Venture Claim, whether the allegations be of fact or law.

                  14. INDEMNIFICATION. The Individual Shareholders shall be liable to ADLT and Venture and shall indemnify them for any and all costs, including, without limitation, reasonable attorneys' fees, in the event of a default as defined in paragraph 7 of the New Ruud Notes, to the extent ADLT and Venture were entitled to indemnification pursuant to Section 9.2 of the Purchase Agreement in the event of a default by RLI or the Individual Shareholders under the Old Ruud Notes.

                  15. ADDITIONAL DOCUMENTS AND ACTS. Each Party shall execute or procure and deliver to the other Parties such additional documents and shall perform such acts as shall reasonably be necessary to evidence or effectuate the terms of this Agreement.

                  16. HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only and do not in any way limit or amplify the terms and provisions hereof.

                  17. COMPLETE AGREEMENT. This Agreement and attached exhibits constitute a single, integrated written contract that expresses the entire agreement of the Parties with respect to the matters contained herein and supersedes all negotiations, prior discussions and preliminary agreements, either oral or written. Any modification of this Agreement shall be effective only if it is in writing, is signed by the Party to be charged or otherwise adversely affected by it, and is approved by a final, non-appealable order of the Bankruptcy Court.

                  18. COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. This Agreement shall constitute a binding, enforceable agreement after all Parties have signed and executed this Agreement and after the Bankruptcy Court has entered a final, non-appealable order approving this Agreement.

                  19. TIME OF ESSENCE. Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

                  20. PARTIAL INVALIDITY. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Agreement.

                  21. INTERPRETATION OF AGREEMENT. In interpreting this Agreement, each of the Parties expressly agrees that the Agreement was prepared by all of the Parties jointly, and that no ambiguity shall be resolved against any Party on the basis that it was responsible, or primarily responsible, for having drafted the Agreement. In addition, each of the Parties acknowledges that it did not execute this Agreement under duress and was represented by competent counsel in connection with this Agreement. Further, whenever the context so requires: (a) all words used in the singular shall be construed to have been used in the plural (and vice versa); (b) each gender shall be construed to include any other genders; (c) the word "person" shall be construed to include a natural person, a corporation, a firm, a joint venture, a trust, an estate, or any other entity, and (d) the words "and" as well as "or" shall be construed either disjunctively or conjunctively as necessary to bring within the scope of any provision of this Agreement any person, right, obligation or concept which might otherwise be construed to be outside the scope of such provision.

                  22. NO WAIVER. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. A consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act. Any waiver of a default under this Agreement must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Agreement.

                  23. GOVERNING LAW. This Agreement, and all of the documents and instruments executed and delivered in connection with this Agreement, shall be governed by and construed under the internal laws of the State of Ohio (without regard to conflicts of law rules), except to the extent that a Party may have greater rights or remedies under federal law, in which case the choice of Ohio law shall not deprive the Party of its rights and remedies as may be available under federal law.

                  24. AUTHORITY TO EXECUTE AGREEMENT. Each person or entity executing this Agreement represents that he/she/it is authorized to execute this Agreement. Each person executing this Agreement on behalf of an entity represents that he or she is authorized to execute this Agreement on behalf of such entity.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the Parties or their duly authorized representatives have executed this Agreement, consisting of 12 pages (including signature pages).

Advanced Lighting Technologies, Inc.        Venture Lighting International, Inc.

By: -s- Sabu Krishnan                       By: -s- Sabu Krishnan
    -----------------                           -----------------
    Its: Chief Operating Officer                Its: President

Ruud Lighting, Inc.

By: -s- Alan J. Ruud                        -s- Alan J. Ruud
    ----------------                        ----------------
                                            Alan J. Ruud
    Its: CEO / President

-s- Susan Ruud                              -s- Christopher A. Ruud
--------------                              -----------------------
Susan Ruud                                  Christopher A. Ruud

-s- Theodore O. Sokoly                      -s- Cynthia A. Johnson
----------------------                      ----------------------
Theodore O. Sokoly                          Cynthia A. Johnson

         PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT OR DOCUMENT AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBORDINATED AND SUBJECT TO THE RIGHTS OF JOHNSON BANK, A WISCONSIN BANKING CORPORATION (THE "LENDER"), TO THE EXTENT PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF DECEMBER 12, 2001 FROM THE PAYEE (AS DEFINED BELOW) TO THE LENDER.

                                 PROMISSORY NOTE

$1,503,000                                                     September 8, 2003

                  1. For value received, the undersigned, ALAN J. RUUD, an individual (the "Maker"), promises to pay to the order of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Payee"), the principal sum of $1,503,000 and interest payable at the rate of 8% per annum, compounded semi-annually. Principal shall be payable in full on December 1, 2006. Interest in arrears shall be payable in full on December 1, 2006; provided, however, that upon written consent of the Lender, interest shall be payable semi-annually on each June 1 and December 1, commencing December 1, 2003 or, if later, on the first June 1 or December 1 following such consent.

                  2. The principal sum and interest shall be payable in lawful money of the United States to the Payee at 32000 Aurora Road, Solon, Ohio 44139, or another place the Payee may designate in writing. The Maker shall have the right to prepay all or any portion of the principal sum and interest without premium or penalty. Any rebates creditable to Ruud Lighting, Inc. ("RLI"), under paragraph 5 of the Component Purchase Agreement, dated December 3, 2001, between the Payee, Venture Lighting International, Inc. ("Venture"), and RLI, shall be set off and credited against the Maker's obligations under this Promissory Note first to accrued interest and then to principal, in the manner specified by paragraph 6 of the Settlement Agreement dated September 8, 2003, between the Payee, Venture, RLI, Susan Ruud, Theodore O. Sokoly, Christopher A. Ruud, Cynthia A. Johnson, and the Maker.

                  3. The Maker hereby waives presentment, notice of dishonor, and protest. This Promissory Note shall be binding upon the Maker and the Maker's successors and assigns.

                  4. No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Maker may be made in person or by regular mail at the address set out in paragraph 6.

                  5. This Promissory Note is being made in connection with a commercial transaction and not a consumer transaction.

                  6. This Promissory Note shall be deemed to have been made at Solon, Ohio. This Promissory Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Ohio. The Maker hereby consents to the jurisdiction of any state or federal court located within the State of Ohio and consents that all such service of process be made by registered or certified mail directed to the Maker at 9201 Washington Avenue, Racine, WI 53406, and service so made shall be deemed to be completed upon actual receipt thereof. The Maker waives any objection to jurisdiction and venue of any

                                                                       Exhibit A
action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction or venue. Nothing contained herein shall affect the right of the Payee to serve legal process in any other manner permitted by law or affect the right of the Payee to bring any action or proceeding against the Maker or Maker's property in the courts of any other jurisdiction.

                  7. The Maker is in default under this Promissory Note if the Maker does not make a payment when due under this Promissory Note and such failure continues for a period of 10 days following written notice of such default, or if the Maker:

                  A. Defaults on any indebtedness to any Lender and such default continues for a period of 30 days;

                  B. Defaults on any other indebtedness for borrowed money in excess of $100,000 if the Payee believes the default may materially affect the Maker's ability to pay this Promissory Note; or

                  C. Becomes the subject of a proceeding under any bankruptcy or insolvency law, has a receiver or liquidator appointed for any part of the Maker's business or property, or makes an assignment for the benefit of the Maker's creditors.

                  8. If the Maker is in default under this Promissory Note, without notice or demand and without giving up any of his rights, the Payee may:

                  A. Require immediate payment of all amounts owing under this Promissory Note;

                  B.       File suit and obtain judgment; or

                  C. Take any and all lawful actions to enforce Payee's rights and remedies hereunder.

                  9. If any payment on this Promissory Note becomes due and payable on a Saturday, Sunday or legal holiday for commercial banks under applicable banking laws, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension. Interest hereon shall be computed on the basis of a 360-day year, and assessed for the actual number of days elapsed.

                  10. The rate of interest payable on this Promissory Note shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable on this Promissory Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on this Promissory Note, then the rate provided for on this Promissory Note shall be

                                                                       Exhibit A
increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the Payee is that which would have been received by the Payee but for the operation of the preceding sentence.

                  IN WITNESS WHEREOF, the Maker has executed this Promissory
Note.

                                     MAKER:

                                     Name: ___________________________________
                                           Alan J. Ruud

                                                                       Exhibit A

         PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT OR DOCUMENT AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBORDINATED AND SUBJECT TO THE RIGHTS OF JOHNSON BANK, A WISCONSIN BANKING CORPORATION (THE "LENDER"), TO THE EXTENT PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF DECEMBER 12, 2001 FROM THE PAYEE (AS DEFINED BELOW) TO THE LENDER.

                                 PROMISSORY NOTE

$897,000                                                       September 8, 2003

                  1. For value received, the undersigned, CHRISTOPHER A. RUUD, an individual (the "Maker"), promises to pay to the order of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Payee"), the principal sum of $897,000 and interest payable at the rate of 8% per annum, compounded semi-annually. Principal shall be payable in full on December 1, 2006. Interest in arrears shall be payable in full on December 1, 2006; provided, however, that upon written consent of the Lender, interest shall be payable semi-annually on each June 1 and December 1, commencing December 1, 2003 or, if later, on the first June 1 or December 1 following such consent.

                  2. The principal sum and interest shall be payable in lawful money of the United States to the Payee at 32000 Aurora Road, Solon, Ohio 44139, or another place the Payee may designate in writing. The Maker shall have the right to prepay all or any portion of the principal sum and interest without premium or penalty. Any rebates creditable to Ruud Lighting, Inc. ("RLI"), under paragraph 5 of the Component Purchase Agreement, dated December 3, 2001, between the Payee, Venture Lighting International, Inc. ("Venture"), and RLI, shall be set off and credited against the Maker's obligations under this Promissory Note first to accrued interest and then to principal, in the manner specified by paragraph 5 of the Settlement Agreement dated September 8, 2003, between the Payee, Venture, RLI, Alan J. Ruud, Susan Ruud, Theodore O. Sokoly, Cynthia A. Johnson, and the Maker.

                  3. The Maker hereby waives presentment, notice of dishonor, and protest. This Promissory Note shall be binding upon the Maker and the Maker's successors and assigns.

                  4. No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Maker may be made in person or by regular mail at the address set out in paragraph 7.

                  5. This Promissory Note is being made in connection with a commercial transaction and not a consumer transaction.

                  6. This Promissory Note shall be deemed to have been made at Solon, Ohio. This Promissory Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Ohio. The Maker hereby consents to the jurisdiction of any state or federal court located within the State of Ohio and consents that all such service of process be made by registered or certified mail directed to the Maker at 9201 Washington Avenue, Racine, WI 53406, and service so made shall be deemed to be completed upon actual receipt thereof. The Maker waives any objection to jurisdiction and venue of any

                                                                       Exhibit B
action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction or venue. Nothing contained herein shall affect the right of the Payee to serve legal process in any other manner permitted by law or affect the right of the Payee to bring any action or proceeding against the Maker or Maker's property in the courts of any other jurisdiction.

                  7. The Maker is in default under this Promissory Note if the Maker does not make a payment when due under this Promissory Note and such failure continues for a period of 10 days following written notice of such default, or if the Maker:

                  A. Defaults on any indebtedness to any Lender and such default continues for a period of 30 days;

                  B. Defaults on any other indebtedness for borrowed money in excess of $100,000 if the Payee believes the default may materially affect the Maker's ability to pay this Promissory Note; or

                  C. Becomes the subject of a proceeding under any bankruptcy or insolvency law, has a receiver or liquidator appointed for any part of the Maker's business or property, or makes an assignment for the benefit of the Maker's creditors.

                  8. If the Maker is in default under this Promissory Note, without notice or demand and without giving up any of his rights, the Payee may:

                  A. Require immediate payment of all amounts owing under this Promissory Note;

                  B.       File suit and obtain judgment; or

                  C. Take any and all lawful actions to enforce Payee's rights and remedies hereunder.

                  9. If any payment on this Promissory Note becomes due and payable on a Saturday, Sunday or legal holiday for commercial banks under applicable banking laws, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension. Interest hereon shall be computed on the basis of a 360-day year, and assessed for the actual number of days elapsed.

                  10. The rate of interest payable on this Promissory Note shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable on this Promissory Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on this Promissory Note, then the rate provided for on this Promissory Note shall be

                                                                       Exhibit B
increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the Payee is that which would have been received by the Payee but for the operation of the preceding sentence.

                  IN WITNESS WHEREOF, the Maker has executed this Promissory
Note.

                                     MAKER:

                                     Name: ___________________________________
                                           Christopher A. Ruud

                                                                       Exhibit B

         PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT OR DOCUMENT AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBORDINATED AND SUBJECT TO THE RIGHTS OF JOHNSON BANK, A WISCONSIN BANKING CORPORATION (THE "LENDER"), TO THE EXTENT PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF DECEMBER 12, 2001 FROM THE PAYEE (AS DEFINED BELOW) TO THE LENDER.

                                 PROMISSORY NOTE

$300,000                                                       September 8, 2003

                  1. For value received, the undersigned, CYNTHIA A. JOHNSON, an individual (the "Maker"), promises to pay to the order of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Payee"), the principal sum of $300,000 and interest payable at the rate of 8% per annum, compounded semi-annually. Principal shall be payable in full on December 1, 2006. Interest in arrears shall be payable in full on December 1, 2006; provided, however, that upon written consent of the Lender, interest shall be payable semi-annually on each June 1 and December 1, commencing December 1, 2003 or, if later, on the first June 1 or December 1 following such consent.

                  2. The principal sum and interest shall be payable in lawful money of the United States to the Payee at 32000 Aurora Road, Solon, Ohio 44139, or another place the Payee may designate in writing. The Maker shall have the right to prepay all or any portion of the principal sum and interest without premium or penalty. Any rebates creditable to Ruud Lighting, Inc. ("RLI"), under paragraph 5 of the Component Purchase Agreement, dated December 3, 2001, between the Payee, Venture Lighting International, Inc. ("Venture"), and RLI, shall be set off and credited against the Maker's obligations under this Promissory Note first to accrued interest and then to principal, in the manner specified by paragraph 6 of the Settlement Agreement dated September 8, 2003, between the Payee, Venture, RLI, Alan J. Ruud, Susan Ruud, Christopher A. Ruud, Theodore O. Sokoly, and the Maker.

                  3. The Maker hereby waives presentment, notice of dishonor, and protest. This Promissory Note shall be binding upon the Maker and the Maker's successors and assigns.

                  4. No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Maker may be made in person or by regular mail at the address set out in paragraph 6.

                  5. This Promissory Note is being made in connection with a commercial transaction and not a consumer transaction.

                  6. This Promissory Note shall be deemed to have been made at Solon, Ohio. This Promissory Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Ohio. The Maker hereby consents to the jurisdiction of any state or federal court located within the State of Ohio and consents that all such service of process be made by registered or certified mail directed to the Maker at 9201 Washington Avenue, Racine, WI 53406, and service so made shall be deemed to be completed upon actual receipt thereof. The Maker waives any objection to jurisdiction and venue of any

                                                                       Exhibit C
action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction or venue. Nothing contained herein shall affect the right of the Payee to serve legal process in any other manner permitted by law or affect the right of the Payee to bring any action or proceeding against the Maker or Maker's property in the courts of any other jurisdiction.

                  7. The Maker is in default under this Promissory Note if the Maker does not make a payment when due under this Promissory Note and such failure continues for a period of 10 days following written notice of such default, or if the Maker:

                  A. Defaults on any indebtedness to any Lender and such default continues for a period of 30 days;

                  B. Defaults on any other indebtedness for borrowed money in excess of $100,000 if the Payee believes the default may materially affect the Maker's ability to pay this Promissory Note; or

                  C. Becomes the subject of a proceeding under any bankruptcy or insolvency law, has a receiver or liquidator appointed for any part of the Maker's business or property, or makes an assignment for the benefit of the Maker's creditors.

                  8. If the Maker is in default under this Promissory Note, without notice or demand and without giving up any of his rights, the Payee may:

                  A. Require immediate payment of all amounts owing under this Promissory Note;

                  B.       File suit and obtain judgment; or

                  C. Take any and all lawful actions to enforce Payee's rights and remedies hereunder.

                  9. If any payment on this Promissory Note becomes due and payable on a Saturday, Sunday or legal holiday for commercial banks under applicable banking laws, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension. Interest hereon shall be computed on the basis of a 360-day year, and assessed for the actual number of days elapsed.

                  10. The rate of interest payable on this Promissory Note shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable on this Promissory Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on this Promissory Note, then the rate provided for on this Promissory Note shall be

                                                                       Exhibit C
increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the Payee is that which would have been received by the Payee but for the operation of the preceding sentence.

                  IN WITNESS WHEREOF, the Maker has executed this Promissory
Note.

                                     MAKER:

                                     Name: ___________________________________
                                           Cynthia A. Johnson

                                                                       Exhibit C

         PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT OR DOCUMENT AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBORDINATED AND SUBJECT TO THE RIGHTS OF JOHNSON BANK, A WISCONSIN BANKING CORPORATION (THE "LENDER"), TO THE EXTENT PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF DECEMBER 12, 2001 FROM THE PAYEE (AS DEFINED BELOW) TO THE LENDER.

                                 PROMISSORY NOTE

$300,000                                                       September 8, 2003

                  1. For value received, the undersigned, THEODORE O. SOKOLY, an individual (the "Maker"), promises to pay to the order of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Payee"), the principal sum of $300,000 and interest payable at the rate of 8% per annum, compounded semi-annually. Principal shall be payable in full on December 1, 2006. Interest in arrears shall be payable in full on December 1, 2006; provided, however, that upon written consent of the Lender, interest shall be payable semi-annually on each June 1 and December 1, commencing December 1, 2003 or, if later, on the first June 1 or December 1 following such consent.

                  2. The principal sum and interest shall be payable in lawful money of the United States to the Payee at 32000 Aurora Road, Solon, Ohio 44139, or another place the Payee may designate in writing. The Maker shall have the right to prepay all or any portion of the principal sum and interest without premium or penalty. Any rebates creditable to Ruud Lighting, Inc. ("RLI"), under paragraph 5 of the Component Purchase Agreement, dated December 3, 2001, between the Payee, Venture Lighting International, Inc. ("Venture"), and RLI, shall be set off and credited against the Maker's obligations under this Promissory Note first to accrued interest and then to principal, in the manner specified by paragraph 6 of the Settlement Agreement dated September 8, 2003, between the Payee, Venture, RLI, Alan J. Ruud, Susan Ruud, Christopher A. Ruud, Cynthia A. Johnson, and the Maker.

                  3. The Maker hereby waives presentment, notice of dishonor, and protest. This Promissory Note shall be binding upon the Maker and the Maker's successors and assigns.

                  4. No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Maker may be made in person or by regular mail at the address set out in paragraph 6.

                  5. This Promissory Note is being made in connection with a commercial transaction and not a consumer transaction.

                  6. This Promissory Note shall be deemed to have been made at Solon, Ohio. This Promissory Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Ohio. The Maker hereby consents to the jurisdiction of any state or federal court located within the State of Ohio and consents that all such service of process be made by registered or certified mail directed to the Maker at 9201 Washington Avenue, Racine, WI 53406, and service so made shall be deemed to be completed upon actual receipt thereof. The Maker waives any objection to jurisdiction and venue of any

                                                                       Exhibit D
action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction or venue. Nothing contained herein shall affect the right of the Payee to serve legal process in any other manner permitted by law or affect the right of the Payee to bring any action or proceeding against the Maker or Maker's property in the courts of any other jurisdiction.

                  7. The Maker is in default under this Promissory Note if the Maker does not make a payment when due under this Promissory Note and such failure continues for a period of 10 days following written notice of such default, or if the Maker:

                  A. Defaults on any indebtedness to any Lender and such default continues for a period of 30 days;

                  B. Defaults on any other indebtedness for borrowed money in excess of $100,000 if the Payee believes the default may materially affect the Maker's ability to pay this Promissory Note; or

                  C. Becomes the subject of a proceeding under any bankruptcy or insolvency law, has a receiver or liquidator appointed for any part of the Maker's business or property, or makes an assignment for the benefit of the Maker's creditors.

                  8. If the Maker is in default under this Promissory Note, without notice or demand and without giving up any of his rights, the Payee may:

                  A. Require immediate payment of all amounts owing under this Promissory Note;

                  B.       File suit and obtain judgment; or

                  C. Take any and all lawful actions to enforce Payee's rights and remedies hereunder.

                  9. If any payment on this Promissory Note becomes due and payable on a Saturday, Sunday or legal holiday for commercial banks under applicable banking laws, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension. Interest hereon shall be computed on the basis of a 360-day year, and assessed for the actual number of days elapsed.

                  10. The rate of interest payable on this Promissory Note shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable on this Promissory Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on this Promissory Note, then the rate provided for on this Promissory Note shall be

                                                                       Exhibit D
increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the Payee is that which would have been received by the Payee but for the operation of the preceding sentence.

                  IN WITNESS WHEREOF, the Maker has executed this Promissory
Note.

                                     MAKER:

                                     Name: ___________________________________
                                           Theodore O. Sokoly

                                                                       Exhibit D

                                       3